ING MUTUAL FUNDS

ING International Capital Appreciation Fund

(“Fund”)

Supplement dated January 18, 2012

to the Fund’s Class A, Class B, Class C, Class I, and Class W Prospectus and

Statement of Additional Information each

dated February 28, 2011

On January 12, 2012, the Board of Trustees of ING Mutual Funds approved a proposal to liquidate the Fund on or about March 23, 2012. The Fund is closed to new investment effective January 18, 2012. Any contingent deferred sales charge that would be applicable on a redemption of shares of the Fund shall be waived from January 18, 2012. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE